Supplement dated August 21, 2000 to the Prospectus dated May 1, 2000

Advantus International Balanced Fund, Inc.

Mr. Edgerton Tucker Scott III has joined Gary R. Clemons and Umran Demirors as co-portfolio managers of the Advantus International Balanced Fund, Inc. effective June 1, 2000. Mr. Scott has been a Vice President and Research Analyst with Templeton Counsel since September 1996 and was an Investment Analyst with Aeltus Investment Management from June 1994 to August 1996.

Investors should retain this supplement for future reference.

F. 55203 8-2000